                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )

Filed by the Registrant   /X/
Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ /    Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Under Rule 14a-12

                    American Strategic Income Portfolio Inc.
                  American Strategic Income Portfolio Inc.--II
                  American Strategic Income Portfolio Inc.--III
                         American Select Portfolio Inc.
         --------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


    -------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

/X/    No fee required.

/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)    Title of each class of securities to which transaction applies:

       (2)    Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)    Proposed maximum aggregate value of transaction :

       (5)    Total fee paid:

/ /    Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid:

       (2)  Form, Schedule or Registration Statement No.:

       (3)  Filing Party:

       (4)  Date Filed:

                    AMERICAN STRATEGIC INCOME PORTFOLIO INC.
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--II
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--III
                         AMERICAN SELECT PORTFOLIO INC.

     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 28, 2003

      NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.--II, American Strategic Income Portfolio Inc.--III and American Select Portfolio Inc. (individually, a "Fund" and collectively, the "Funds") will be held at 10:00 a.m., Central Time, on Tuesday, October 28, 2003, at 800 Nicollet Mall on the 3rd floor. The purposes of the meeting are as follow:

      1.   To elect a Board of Directors.

      2. To ratify the selection of Ernst & Young LLP as independent public accountants of each Fund for the current fiscal year.

      3.   To transact any other business properly brought before the meeting.

      EACH FUND'S BOARD OF DIRECTORS RECOMMENDS APPROVAL OF EACH ITEM LISTED ON THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS.

      Shareholders of record as of the close of business on September 8, 2003 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

      You can vote easily and quickly by toll-free telephone call, by internet or by mail. Just follow the instructions that appear on your enclosed proxy card. Please help the Funds avoid the cost of a follow-up mailing by voting today.

September 16, 2003                                           James D. Alt
                                                             Secretary

                                 PROXY STATEMENT

                    AMERICAN STRATEGIC INCOME PORTFOLIO INC.
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--II
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--III
                         AMERICAN SELECT PORTFOLIO INC.

               ANNUAL MEETING OF SHAREHOLDERS -- OCTOBER 28, 2003

      The enclosed proxy is solicited by the Board of Directors of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.--II, American Strategic Income Portfolio Inc.--III and American Select Portfolio Inc. (sometimes referred to individually as a "Fund" and collectively as the "Funds") in connection with each Fund's annual meeting of shareholders to be held Tuesday, October 28, 2003, and any adjournments thereof.

      The investment adviser for the Funds is U.S. Bancorp Asset Management, Inc. (the "Adviser"). U.S. Bancorp Asset Management also acts as a co-administrator for the Funds along with U.S. Bancorp Fund Services, Inc. ("Fund Services"). The address of the Funds and the Adviser is 800 Nicollet Mall, Minneapolis, Minnesota 55402. The address of Fund Services is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

      The costs of solicitation, including the cost of preparing and mailing the Notice of Annual Meeting of Shareholders and this Proxy Statement, will be allocated among and borne by the Funds. Mailing of the Notice of Annual Meeting of Shareholders and this Proxy Statement will take place on approximately September 22, 2003. Representatives of the Adviser may, without cost to the Funds, solicit proxies on behalf of management of the Funds by means of mail, telephone or personal calls.

      In order for the shareholder meeting to go forward for a Fund, there must be a quorum. This means that at least a majority of that Fund's shares must be represented at the meeting -- either in person or by proxy. For each Fund, all returned proxies count toward a quorum, regardless of how they are voted. An abstention will be counted as shares present at the meeting in determining whether a proposal has been approved, and will have the same effect as a vote against the proposal. If a shareholder withholds authority to vote on a director, the shareholder will not be considered as present and entitled to vote on the election of that director. Similarly, if a proxy is returned with a broker non-vote on a proposal, the shareholder will not be counted as present and entitled to vote with respect to that proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

      If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received for any Fund, the persons named as proxies may propose one or more adjournments of the meeting for that Fund to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjourned meeting).

      You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Funds' Secretary, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again -- using your original proxy card or by internet or toll-free telephone call. If you return an executed proxy card without instructions, your shares will be voted "for" each proposal.

      So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

      Only shareholders of record of each Fund on September 8, 2003 may vote at the meeting or any adjournment thereof. As of that date, the Funds had the following numbers of issued and outstanding shares of common stock:

 AMERICAN STRATEGIC  AMERICAN STRATEGIC   AMERICAN STRATEGIC    AMERICAN SELECT
  INCOME PORTFOLIO  INCOME PORTFOLIO II  INCOME PORTFOLIO III      PORTFOLIO
 -----------------  -------------------  --------------------   ---------------
     4,230,294           15,964,968           21,343,292           10,662,195

      Each shareholder of a Fund is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights. No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of any class of voting shares of any Fund as of September 8, 2003, except as follows:

                                                                                     NUMBER OF        PERCENTAGE
                                                                                     SHARES OF       OWNERSHIP OF
FUND                                      NAME AND ADDRESS OF BENEFICIAL OWNER      COMMON STOCK     COMMON STOCK
----                                      ------------------------------------      ------------     ------------
American Strategic Income Portfolio       Sit Investment Associates, Inc.               748,146          17.69%
                                          and affiliated entities
                                          ("Sit Investment Associates")
                                          4600 Wells Fargo Center
                                          Minneapolis, MN

American Strategic Income Portfolio II    Sit Investment Associates                   3,617,000          22.67%

American Strategic Income Portfolio III   Sit Investment Associates                   1,822,000           8.54%

American Select Portfolio                 Sit Investment Associates                   1,279,000          12.00%

      COPIES OF EACH FUND'S MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT, IF ANY, ARE AVAILABLE TO SHAREHOLDERS UPON REQUEST. IF YOU WOULD LIKE TO RECEIVE A COPY, PLEASE CONTACT THE FUNDS AT 800 NICOLLET MALL, MINNEAPOLIS, MINNESOTA 55402, OR CALL 800-677-FUND AND ONE WILL BE SENT, WITHOUT CHARGE, BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

      At the meeting, shareholders of each Fund will be asked to elect the nominees listed below as members of that Fund's Board of Directors, thereby setting the number of directors for each Fund at nine. It is intended that the enclosed proxy will be voted for the election of the persons named below as directors of the each Fund unless such authority has been withheld in the proxy. Biographical information regarding each nominee is set forth below. Each nominee also serves as a director of the other closed-end and open-end investment companies managed by the Adviser (the "Fund Complex"). The Fund Complex currently consists of eight closed-end funds (each of which is a registered investment company) and 53 open-end funds (which are portfolios of four registered investment companies). The business address of each of the nominees is that of the Funds. Each nominee has served as a director since the last annual meeting of shareholders with the exception of Messrs. Field and Foret, and Ms. Herget. These three individuals were elected by the other directors to fill vacancies on the Board, effective September 16, 2003.

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS
                                                                                             IN FUND      OTHER
                        POSITION                                                             COMPLEX      DIRECTOR-
                        HELD                                      PRINCIPAL OCCUPATION(S)    OVERSEEN     SHIPS
                        WITH THE    TERM OF OFFICE* AND LENGTH    DURING LAST                BY           HELD BY
NAME AND AGE            FUNDS       OF TIME SERVED                5 YEARS                    DIRECTOR     DIRECTOR**
------------            --------    --------------------------    -----------------------    ----------   ----------
Benjamin R. Field III   Director    Mr. Field has served as a     Senior Financial           61           None
(Age 64)                            director of each of the       Advisor, Bemis Company,
                                    Funds since September 2003.   Inc. since 2002; prior
                                    Fund directors serve for a    positions with Bemis
                                    one-year term that expires    since 1963 include
                                    at the next annual meeting    Senior Vice President
                                    of shareholders.              and Chief Financial
                                                                  Officer & Treasurer
                                                                  (1992-2002), Vice
                                                                  President & Treasurer,
                                                                  and various other
                                                                  finance positions.

Mickey P. Foret         Director    Mr. Foret has served as a     Consultant to Northwest    61           ADC
(Age 57)                            director of each of the       Airlines, Inc. since                    Telecommunications,
                                    Funds since September 2003.   2002; prior positions                   Inc.;
                                    Fund directors serve for a    with Northwest Airlines
                                    one-year term that expires    include Executive Vice                  URS
                                    at the next annual meeting    President & Chief                       Corporation
                                    of shareholders.              Financial Officer
                                                                  (1998-2002), and                        Champion
                                                                  Chairman & CEO, Cargo.                  Airlines, Inc.

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS
                                                                                             IN FUND      OTHER
                        POSITION                                                             COMPLEX      DIRECTOR-
                        HELD                                      PRINCIPAL OCCUPATION(S)    OVERSEEN     SHIPS
                        WITH THE    TERM OF OFFICE* AND LENGTH    DURING LAST                BY           HELD BY
NAME AND AGE            FUNDS       OF TIME SERVED                5 YEARS                    DIRECTOR     DIRECTOR**
------------            --------    --------------------------    -----------------------    ----------   ----------
Roger A. Gibson         Director    Mr. Gibson has served as a    Vice President - Cargo,    61           None
(Age 56)                            director of each of the       United Airlines, since
                                    Funds since August 1998.      July 2001; Vice
                                    Fund directors serve for a    President, North
                                    one-year term that expires    America -
                                    at the next annual meeting    Mountain Region
                                    of shareholders.              for United Airlines
                                                                  (1995 - 2001).

Victoria J. Herget      Director    Ms. Herget has served as a    Investment consultant      61           None
(Age 51)                            director of each of the       and not-for-profit
                                    Funds since September 2003.   board member since
                                    Fund directors serve for a    2001; Managing Director
                                    one-year term that expires    of Zurich Scudder
                                    at the next annual meeting    Investments
                                    of shareholders.              (1993-2001); previous
                                                                  positions with Zurich
                                                                  Scudder and predecessor
                                                                  firms include Equity
                                                                  Portfolio Manager, Head
                                                                  of Institutional
                                                                  Sales and other related
                                                                  positions (1973-1993).

Leonard W. Kedrowski    Director    Mr. Kedrowski has served as   Owner, Executive and       61           None
(Age 61)                            a director of each of the     Management Consulting,
                                    Funds since August 1998.      Inc., a management
                                    Fund directors serve for a    consulting firm, since
                                    one-year term that expires    1992; Chief Executive
                                    at the next annual meeting    Officer, Creative
                                    of shareholders.              Promotions
                                                                  International, LLC, a
                                                                  promotional award
                                                                  programs and products
                                                                  company, since 1999;
                                                                  Board member, GC
                                                                  McGuiggan Corporation
                                                                  (dba Smyth Companies),
                                                                  manufacturer of
                                                                  designer doors; acted
                                                                  as CEO of Graphics
                                                                  Unlimited from 1996 to
                                                                  1998.

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS
                                                                                             IN FUND      OTHER
                        POSITION                                                             COMPLEX      DIRECTOR-
                        HELD                                      PRINCIPAL OCCUPATION(S)    OVERSEEN     SHIPS
                        WITH THE    TERM OF OFFICE* AND LENGTH    DURING LAST                BY           HELD BY
NAME AND AGE            FUNDS       OF TIME SERVED                5 YEARS                    DIRECTOR     DIRECTOR**
------------            --------    --------------------------    -----------------------    ----------   ----------
Richard K. Riederer     Director    Mr. Riederer has served as    Retired; President and     61           None
(age 58)                            director of each of the       Chief Executive
                                    Funds since August 2001.      Officer, Weirton Steel
                                    Fund directors serve for a    (1995 - 2001);
                                    one-year term that expires    Director, Weirton Steel
                                    at the next annual meeting    (1993 - 2001).
                                    of shareholders.

Joseph D. Strauss       Director    Mr. Strauss has served as a   Owner and President,       61           None
(Age 62)                            director of each of the       Excensus(TM), LLC, a
                                    Funds since August 1998.      consulting firm, since
                                    Fund directors serve for a    2001; owner and
                                    one-year term that expires    President, Strauss
                                    at the next annual meeting    Management Company, a
                                    of shareholders.              Minnesota holding
                                                                  company for various
                                                                  organizational
                                                                  management business
                                                                  ventures, since 1993;
                                                                  owner, Chairman and
                                                                  Chief Executive
                                                                  Officer, Community
                                                                  Resource Partnerships,
                                                                  Inc., a strategic
                                                                  planning, operations
                                                                  management, government
                                                                  relations,
                                                                  transportation
                                                                  planning and public
                                                                  relations organization,
                                                                  since 1993; attorney at
                                                                  law.

Virginia L. Stringer    Chair;      Ms. Stringer has served as a  Owner and President,       61           None
(Age 58)                Director    director of each of the       Strategic Management
                                    Funds since August 1998.      Resources, Inc., a
                                    Fund directors serve for a    management consulting
                                    one-year term that expires    firm, since 1993;
                                    at the next annual meeting    Executive Consultant
                                    of shareholders.              for State Farm
                                                                  Insurance Company since
                                                                  1997; formerly
                                                                  President and director
                                                                  of The Inventure Group,
                                                                  a management consulting
                                                                  and training company,
                                                                  President of Scott's,
                                                                  Inc., a

                                                                                             NUMBER OF
                                                                                             PORTFOLIOS
                                                                                             IN FUND      OTHER
                        POSITION                                                             COMPLEX      DIRECTOR-
                        HELD                                      PRINCIPAL OCCUPATION(S)    OVERSEEN     SHIPS
                        WITH THE    TERM OF OFFICE* AND LENGTH    DURING LAST                BY           HELD BY
NAME AND AGE            FUNDS       OF TIME SERVED                5 YEARS                    DIRECTOR     DIRECTOR**
------------            --------    --------------------------    -----------------------    ----------   ----------
                                                                  transportation
                                                                  company, and Vice
                                                                  President of Human
                                                                  Resources of The
                                                                  Pillsbury Company.

James M. Wade           Director    Mr. Wade has served as a      Owner and President,       61           None
(Age 59)                            director of each of the       Jim Wade Homes, a
                                    Funds since August 2001.      homebuilding company,
                                    Fund directors serve for a    since 1999; Vice
                                    one-year term that expires    President and Chief
                                    at the next annual meeting    Financial Officer,
                                    of shareholders.              Johnson Controls, Inc.,
                                                                  a controls
                                                                  manufacturing company,
                                                                  (January 1987-May 1991).

----------
* Each director serves for the term specified or, if earlier, until his or her death, resignation, removal or disqualification.
** Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

      There were seven meetings of the Board of Directors during the fiscal year of American Strategic Income Portfolio and American Select Portfolio ended November 30, 2002 and eight meetings during the fiscal year of American Strategic Income Portfolio II and American Strategic Income Portfolio III ended May 31, 2003. During each such fiscal year, each of the directors standing for re-election attended at least 75% of all meetings of the Board of Directors and of committees of which he or she was a regular member that were held while he or she was serving on the Board of Directors or on such committee.

      STANDING COMMITTEES. The Board of Directors of each Fund currently has three standing committees: an Audit Committee, a Pricing Committee and a Nominating Committee.

      The purposes of the Audit Committee are (a) to oversee the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee the quality of the Funds' financial statements and the independent audit thereof; and (c) to act as a liaison between the Funds' independent auditors and the full Board of Directors. The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee's duties and powers. The Audit Committee currently consists of Messrs. Gibson and Riederer, Ms. Stringer (ex officio) and Mr. Kedrowski, who serves as its chairperson. Each member of the Audit Committee has been determined by the Board of Directors to be "independent" within the meaning of both the applicable New York Stock Exchange Rule and the applicable American Stock Exchange Rule and within the meaning of SEC Form N-CSR, Item 3(a)(2), and is not an "interested person" of the Funds within the meaning of the Investment Company Act of 1940 The Board of Directors of each Fund has designated Mr. Kedrowski and Mr. Riederer as the Audit Committee financial experts. A copy of the Audit Committee's current charter is attached as Appendix A to the Proxy Statement. The Audit Committee met eight times during the fiscal year of American Strategic Income Portfolio and American Select Portfolio ended November 30, 2002 and nine times during the fiscal year of American Strategic Income Portfolio II and American Strategic Income Portfolio III ended May 31, 2003.

      The Nominating Committee of each Fund's Board of Directors is responsible for recommending to the Board (i) nominees for election as directors, (ii) a successor to the Chair when a vacancy occurs, and (iii) compensation plans and arrangements for the directors, and for reviewing with the Chair the Chair's recommended Committee assignments. Current members of the Nominating Committee are Messrs. Gibson and Wade, Ms. Stringer (ex officio), and Mr. Riederer, who serves as its chairperson. The Nominating Committee met one time during the fiscal year of American Strategic Income Portfolio and American Select Portfolio ended November 30, 2002 and two times during the fiscal year of American Strategic Income Portfolio II and American Strategic Income Portfolio III ended May 31, 2003. The nominating committee does not consider nominees recommended by shareholders.

      The Pricing Committee of each Fund's Board of Directors is responsible for valuing portfolio securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors. Current members of the Pricing Committee are Mr. Kedrowski and Ms. Stringer (ex officio), and Mr. Strauss, who serves as its chairperson. The Pricing Committee met six times during the fiscal year of American Strategic Income Portfolio and American Select Portfolio ended November 30, 2002 and six times during the fiscal year of American Strategic Income Portfolio II and American Strategic Income Portfolio III ended May 31, 2003.

      DIRECTOR COMPENSATION. No compensation is paid by the Funds to any director who is an officer or employee of the Adviser or any of its affiliates. Each director, other than the Chair, currently receives from the Fund Complex a fee of $40,000 per year ($60,000 in the case of the Chair) plus $10,000 ($15,000 in the case of the Chair) per meeting of the full Board of Directors attended and $2,500 per Nominating Committee or Audit Committee meeting attended ($3,750 in the case of a committee chair). Directors are also reimbursed for their travel expenses to attend meetings. In the event of telephonic Board meetings, each participating director receives a fee of $5,000 ($7,500 in the case of the Chair), and in the event of telephonic Nominating or Audit Committee meetings, each participating director receives a fee of $1,250 ($1,875 in the case of the Committee chair). In addition, directors may receive a per diem fee of $2,500 per day, plus travel expenses, when directors travel out of town on Fund business. However, directors do not receive the $2,500 per diem amount plus the foregoing Board or Committee fee for an out-of-town Committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. The amounts specified in this paragraph are allocated among the Funds and the other closed- and open-end investment companies in the Fund Complex on the basis of net assets.

      The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

      The following table sets forth the compensation received by each director standing for re-election from each Fund for its most recent fiscal year, as well as the total compensation received by each such director from the Fund Complex for the twelve months ended December 31, 2002.* Messrs. Field and Foret and Ms. Herget were not directors of the Funds during these periods.

                                        AGGREGATE           AGGREGATE
                    AGGREGATE         COMPENSATION         COMPENSATION          AGGREGATE
                COMPENSATION FROM     FROM AMERICAN       FROM AMERICAN      COMPENSATION FROM  TOTAL COMPENSATION FROM
 NAME OF        AMERICAN STRATEGIC   STRATEGIC INCOME    STRATEGIC INCOME     AMERICAN SELECT    FUND COMPLEX PAID TO
 DIRECTOR      INCOME PORTFOLIO (1)  PORTFOLIO II (2)    PORTFOLIO III (3)     PORTFOLIO (4)        DIRECTORS (5)(6)
 --------      --------------------  ----------------    -----------------   -----------------  -----------------------
Roger A.
Gibson              $  2,155             $  2,675            $  3,383            $  5,781            $  121,250

Leonard
W. Kedrowski        $  3,972             $  4,338            $  5,486            $ 10,650            $  184,375

Richard K.
Riederer            $  2,453             $  2,065            $  2,611            $  6,585            $  155,000

Joseph D.
Strauss             $  1,820             $  1,627            $  2,057            $  4,884            $  118,750

Virginia L.
Stringer            $  3,403             $  2,686            $  3,396            $  9,132            $  205,000

James M.
Wade                $  1,664             $  1,618            $  2,045            $  4,467            $  110,000

 (1) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $1,231; Leonard W. Kedrowski, $3,972;
      Joseph D.Strauss, $55; and Virginia L. Stringer, $553.
 (2) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $1,754; and Leonard W. Kedrowski, $4,338.
 (3) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $2,218; and Leonard W. Kedrowski, $5,486.
 (4) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $3,301; Leonard W. Kedrowski, $10,650;
      Joseph D.Strauss, $147; and Virginia L. Stringer, $1,483.
 (5) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $60,625; and Leonard W. Kedrowski, $184,375.
 (6) As of December 31, 2002, the Fund Complex consisted of four open-end and 10 closed-end investment companies, totaling 71 funds, managed by the Adviser, including the Funds.

      DIRECTOR SHAREHOLDINGS. The following table discloses the dollar range of equity securities beneficially owned by each director standing for re-election (i) in each Fund and (ii) on an aggregate basis in any of the funds in the Fund Complex.

                               DOLLAR RANGE OF EQUITY           AGGREGATE DOLLAR RANGE OF EQUITY
NAME OF DIRECTOR               SECURITIES IN THE FUNDS          SECURITIES IN THE FUND COMPLEX*
----------------               -----------------------          --------------------------------
Benjamin R. Field III          None                             None

Mickey P. Foret                None                             None

Roger A. Gibson                None                             $10,001-$50,000

Victoria J. Herget             None                             None

Leonard W. Kedrowski           None                             Over $100,000

Richard K. Riederer            None                             $50,001-$100,000

Joseph D. Strauss              None                             Over $100,000

Virginia L. Stringer           None                             Over $100,000

James M. Wade                  None                             Over $100,000

----------
The dollar range disclosed is based on the value of the securities as of October 1, 2002 (July 2003 for Messrs. Field and Foret and Ms. Herget).

      To the knowledge of the Funds, as of September 8, 2003, the officers and directors of each Fund as a group beneficially owned less than 1% of each class of the outstanding shares of each Fund.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF ALL NOMINEES TO SERVE AS DIRECTORS. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for the election of each of the nominees, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for all nominees. In the event any of the above nominees are not candidates for election at the meeting due to events not now known or anticipated, the proxies will vote for such other persons as the Board of Directors may designate.

                                  PROPOSAL TWO
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

      The 1940 Act provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. This selection is being submitted for ratification or rejection by the shareholders of each Fund.

      Based on the Audit Committee's recommendation, as discussed below under "Audit Committee Report," the directors, including a majority who are not interested persons of the Adviser or the Funds, have selected Ernst &

Young LLP ("Ernst & Young") to be the Funds' independent public accountants for each Fund's current fiscal year. Ernst & Young examines the annual financial statements of the Funds and provides certain other non-audit and tax-related services to the Funds. Representatives of Ernst & Young are expected to be present at the meeting. These representatives will have the opportunity to make a statement to shareholders if they choose to do so and are expected to be available to respond to appropriate questions.

AUDIT COMMITTEE REPORT

      The Audit Committee recommends to the Funds' Board of Directors the appointment of each Fund's independent accountants. Management is responsible for the Funds' internal controls and the financial reporting process. The Funds' independent accountants are responsible for performing an independent audit of the Funds' financial statements in accordance with generally accepted auditing standards and to issue a report on the Funds' financial statements. The Audit Committee's responsibility is to monitor and oversee these processes.

      In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Funds' financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

      The Funds' independent accountants also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the accounting firm's independence. The Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the independent accountants' independence.

      Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that, with respect to each Fund, the audited financial statements for the Fund's most recent fiscal year be included in the Fund's Annual Report for that fiscal year filed with the Securities and Exchange Commission.

                                     Members of the Audit Committee

                                     Leonard W. Kedrowski, Chair
                                     Roger A. Gibson
                                     Richard K. Riederer
                                     Virginia L. Stringer

FEES PAID TO ERNST & YOUNG

      AUDIT FEES. Ernst & Young's fees for professional services rendered for the audit of each Fund's annual financial statements for its most recently completed fiscal year were as follows:

FUND                                                   AUDIT FEES
----                                                   ----------
American Strategic Income Portfolio                    $  9,356
American Strategic Income Portfolio II                 $ 46,397
American Strategic Income Portfolio III                $ 58,712
American Select Portfolio                              $ 20,900

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. Ernst & Young did not provide any financial information systems design and implementation services to the Funds during their most recently ended fiscal years.

      ALL OTHER FEES. Ernst & Young's fees for tax-related services and audit-related services during each Fund's most recently completed fiscal year were as follows:

FUND                                         TAX-RELATED SERVICES        AUDIT-RELATED SERVICES
----                                         --------------------        ----------------------
American Strategic Income Portfolio          $  36,395                   $ 15,277
American Strategic Income Portfolio II       $ 110,058                   $ 50,997
American Strategic Income Portfolio III      $ 145,337                   $ 65,413
American Select Portfolio                    $ 139,139                   $ 47,682

Audit-related services principally include services provided in connection with the proposed reorganization of the Funds and procedures related to Rule 17f-2 security counts. Fees for tax-related services include tax compliance, tax advice and tax planning, and tax services provided in connection with the proposed reorganization of the Funds. In addition, Ernst & Young billed the Adviser $8,700 during the fiscal year ended May 31, 2003 of American Strategic Income Portfolio II and American Strategic Income Portfolio III and $3,500 during the fiscal year ended November 30, 2002 of American Strategic Income Portfolio and American Select Portfolio.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for the ratification of the selection of the independent public accountants, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Ernst & Young as each Fund's independent public accountants.

                              OFFICERS OF THE FUNDS

      Information about each officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No officer receives any compensation from the Funds. Unless otherwise indicated, the address of each of the officers is U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402.

                    POSITION HELD      TERM OF OFFICE* AND
NAME AND AGE        WITH THE FUNDS     LENGTH OF TIME SERVED     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------        --------------     ---------------------     ----------------------------------------------
Thomas S.           President          Since February 2001       Chief Executive Officer of the Adviser since May 2001; prior
Schreier, Jr.                                                    thereto, Chief Executive Officer of First American Asset
(Age 40)                                                         Management since December 2000 and of Firstar Investment &
                                                                 Research Management Company ("FIRMCO") since February 2001;
                                                                 Senior Managing Director and Head of Equity Research of U.S.
                                                                 Bancorp Piper Jaffray from October 1998 through December
                                                                 2000; Senior Airline Analyst and Director of Equity Research
                                                                 of Credit Suisse First Boston from 1996 to 1998.

John G. Wenker      Senior Vice        Since 1992 for            Managing Director of the Advisor since May 2001; prior
(Age 51)            President          American Strategic        thereto, Managing Director of First American Asset
                                       Income Portfolio;         Management since 1998; Managing Director of the Fixed Income
                                       since inception for       Department at Piper Jaffray Inc. from 1992 to 1998.
                                       American Strategic
                                       Income Portfolio II,
                                       American Strategic
                                       Income Portfolio III
                                       and American Select
                                       Portfolio

Mark S. Jordahl     Vice President --  Since September 2001      Chief Investment Officer of the Adviser since September
(Age 42)            Investments                                  2001; prior thereto, President and Chief Investment Officer,
                                                                 ING Investment Management - Americas, September 2000 to June
                                                                 2001, Senior Vice President and Chief Investment Officer,
                                                                 ReliaStar Financial Corp, January 1998 to September 2000,
                                                                 Executive Vice President and Managing Director, Washington
                                                                 Square Advisers, January 1996 to December 1997.

Russell J.          Vice President     Since June 1996           Managing Director of the Advisor since 2001; prior thereto,
Kappenman           and Assistant                                Vice President of First American Asset Management since
(Age 38)            Secretary                                    1998; tax manager and fixed income analyst with Piper
                                                                 Jaffray Inc. from 1989 to 1998.

Julene R.           Vice President     Since June 1996           Vice President of the Advisor since May 2001; prior thereto,
Melquist                                                         an analyst with First American Asset Management since 1998;
(Age 36)                                                         Assistant Vice President of Piper Capital Management Inc.
                                                                 from 1994 to 1998.

                    POSITION HELD      TERM OF OFFICE* AND
NAME AND AGE        WITH THE FUNDS     LENGTH OF TIME SERVED     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------        --------------     ---------------------     ----------------------------------------------
Robert H. Nelson    Treasurer          Since 1995                Senior Vice President of the Adviser since May 2001; prior
(Age 39)                                                         thereto, Senior Vice President of First American Asset
                                                                 Management since 1998 and of FIRMCO since February 2001;
                                                                 Senior Vice President of Piper Capital Management Inc. from
                                                                 1994 to 1998.

James D. Alt        Secretary          Since June 2002;          Partner, Dorsey & Whitney LLP, a Minneapolis based law firm
(Age 51)                               Assistant Secretary
50 South Sixth                         of the Funds from
Street, Suite 1500                     September 1998 to
Minneapolis, MN                        June 2002
55402

Richard J. Ertel    Assistant          Since June 2003           Disclosure Counsel, U.S. Bancorp Asset Management, Inc.
(Age 36)            Secretary                                    since May 2003; Associate Counsel, Hartford Life and
                                                                 Accident Insurance Company from April 2001 through May 2003;
                                                                 from January 1997 through March 2001, Attorney and Law
                                                                 Clerk, Fortis Financial Group.

Kathleen L.         Assistant          Since September 1998      Partner, Dorsey & Whitney LLP, a Minneapolis based law firm
Prudhomme           Secretary
(Age 50)
50 South Sixth
Street, Suite 1500
Minneapolis, MN
55402

Michael J.          Assistant          Since March 2000;         Partner, Dorsey & Whitney LLP, a Minneapolis based law firm
Radmer              Secretary          Secretary of the
(Age 58)                               Funds from September
50 South Sixth                         1998 to March 2000
Street, Suite 1500
Minneapolis, MN
55402

----------
* Officers serve at the pleasure of the Board of Directors and are re-elected by the Board annually.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based on Fund records and other information, the Funds believe that all Securities and Exchange Commission filing requirements applicable to their directors and officers, the Adviser and companies affiliated with the Adviser, pursuant to Section 16(a) of the Securities Exchange Act of 1934, with respect to each Fund's fiscal year end were satisfied.

                              SHAREHOLDER PROPOSALS

      Under the Securities Exchange Act of 1934, Fund shareholders may submit proposals to be considered at the next Annual Meeting. Rule 14a-8 under the Exchange Act sets forth the procedures and requirements for requesting that a Fund include these proposals in its proxy statement. Any proposal submitted under Rule 14a-8 must be received at the Funds' offices, 800 Nicollet Mall, Minneapolis, Minnesota 55402, no later than May 19, 2004. Shareholders also may submit proposals to be voted on at the next Annual Meeting without having the proposals included in the Funds' proxy statement. These proposals are known as "non-Rule 14a-8 proposals." The Funds' proxies will be able to exercise their discretionary authority to vote all proxies with respect to any non-Rule 14a-8 proposal, unless written notice of the proposal is presented to the Fund not later than August 8, 2004.

                               SHAREHOLDER UPDATE

      The Funds' Board of Directors has approved a proposal to reorganize the Funds into First American Strategic Real Estate Portfolio, Inc., a specialty finance company that would elect to be taxed as a real estate investment trust
(REIT). Shareholders of the Funds who do not wish to receive shares of the REIT will have the option, subject to certain limitations, of electing to exchange their shares for shares of First American Strategic Income Portfolio Inc., a newly formed closed-end management investment company with investment policies, restrictions, and strategies substantially similar to those of the Funds. This transaction is subject to review by the Securities and Exchange Commission and certain other conditions, including approval by the Funds' shareholders. We anticipate that, after the Securities and Exchange Commission's review has been completed, your approval will be solicited in a separate proxy statement/prospectus. There is no assurance, however, that the transaction will be completed.


Dated: September 16, 2003

                                             James D. Alt
                                             Secretary

                                                                      APPENDIX A

                              FIRST AMERICAN FUNDS
                                 AUDIT COMMITTEE
                                     CHARTER
                             As amended June 4, 2003

PRELIMINARY NOTE: This Charter reflects rules amendments adopted by the Securities and Exchange Commission (SEC) through January 2003. It does not yet reflect listing standards amendments which will be adopted by the New York Stock Exchange and the American Stock Exchange in order to conform their listing standards to the requirements of Section 301 of the Sarbanes-Oxley Act of 2002 and SEC rules thereunder.

1. The First American Funds Complex Audit Committee (Audit Committee) shall be composed entirely of independent directors(1) who are not "interested persons" of the Funds within the meaning of the Investment Company Act of 1940. The Audit Committee shall be comprised of at least three members with one member appointed as chairperson. All committee members shall be financially literate(2), at least one member shall have accounting or related financial management expertise(3), and at least one member shall be an "audit committee financial expert" as determined by the Board of Directors of the Funds pursuant to SEC Form N-CSR, Items 3(b) and (c).

2.    The purposes of the Audit Committee are:

      (a) to oversee the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers;

      (b) to oversee the quality of the Funds' financial statements and the independent audit thereof; and

      (c) to act as a liaison between the Funds' independent auditors and the full Board of Directors.

      The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control and for preparing the Funds' financial statements, and the independent auditor's responsibility is to plan and carry out a proper audit of the financial statements.

----------
(1) A director shall be deemed "independent" for this purpose only if he or she is independent within the meaning of both the applicable New York Stock Exchange Rule and the applicable American Stock Exchange Rule and within the meaning of SEC Form N-CSR, Item 3(a)(2). The full Board of Directors has reviewed information provided by each Audit Committee member and has found that each such member is "independent" within the meaning of these rules.

(2) For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets the term "financially literate" in a manner consistent with the counterpart American Stock Exchange Rule, as meaning that an Audit Committee member is able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement.

(3) For purposes of the applicable New York Stock Exchange Rule, the full Board of Directors, in its business judgment, interprets this qualification in a manner consistent with the counterpart American Stock Exchange Rule, as meaning that an Audit Committee member has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities.

      The outside auditor for the Funds is ultimately accountable to the Board of Directors and Audit Committee as representatives of shareholders. The Audit Committee and Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

      (a) to review with management and the independent auditors the audited annual financial statements of the Funds, including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements;

      (b) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters or concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures, and internal accounting controls and management's responses thereto; (iv) to review the form of opinion the independent auditors propose to render to the Board and shareholders with respect to the Funds' financial statements; and (v) to review the results of internal audits of areas that impact the Funds;

      (c) to prepare and deliver the audit committee reports required to be included in the closed-end funds' proxy statements;

      (d) to receive and consider any communications which the Funds' principal executive officer and principal financial officer are required to make to the Audit Committee in connection with their certifications of the Funds' filings on SEC Form N-CSR;

      (e) to receive and consider the communications which the Funds' independent auditors are required to make to the Audit Committee pursuant to SEC Reg. S-X, Rule 2-07(a);

      (f) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

      (g) to ensure that the auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditor and the Funds, consistent with Independence Standards Board Statement No. 1, to engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, to evaluate the independence of the auditor, and to recommend that the Board of Directors take appropriate action in response to the auditors' report to satisfy itself of the auditors' independence;

      (h) to consider pre-approving any accounting firm's engagement to render audit or non-audit services to the Funds or, under the circumstances contemplated by SEC Reg. S-X, Rule 2-01(c)(7)(ii), to the Funds' investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Funds and the accounting firm's services have a direct impact on the Funds' operations or financial reporting; provided, that the Audit Committee may establish written pre-approval policies and procedures which conform to the requirements of SEC Reg. S-X, Rule 2-01(c)(7)(i)(B);

      (i) to review the fees charged to the Funds by the auditors for audit and non-audit services;

      (j) to investigate improprieties or suspected improprieties in Fund operations;

      (k) to review procedures to safeguard portfolio securities;

      (l) to review the Funds' back-up procedures and disaster recovery plans (except those pertaining to primary pricing services system); and

      (m) to report its activities to the full Board on a regular basis and to make such recommendation with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a regular basis and is empowered to hold special meetings, as circumstances require.

5.    The Committee shall regularly meet with the Treasurer of the Funds.

6. The Committee also shall act as the Funds' "qualified legal compliance committee," as defined in 17 CFR Section 205.2(k). In this role, the Committee shall:

      (a) adopt written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of United States federal or state securities law, material breach of fiduciary duty to the Funds arising under United States federal or state law, or similar material violation of United States federal or state law which is required to be made with respect to the Funds by attorneys who are subject to the reporting rules set forth in 17 CFR
          Part 205;

      (b) have the authority and responsibility:

          (i) to inform the Funds' chief legal officer and chief executive officer (or the equivalents thereof) of any report of evidence of a material violation received by the Committee (except in the circumstances described in 17 CFR Section 205.3(b)(4));

          (ii) to determine whether an investigation is necessary regarding any report of evidence of a material violation received by the Committee and, if the Committee determines an investigation is necessary or appropriate, to (A) notify the Funds' Board of Directors, (B) initiate an investigation, which may be conducted either by the Funds' chief legal officer (or the equivalent thereof) or by outside attorneys, and (C) retain such additional expert personnel as the Committee deems necessary;

          (iii) at the conclusion of the investigation, to (A) recommend to the full Board of Directors, by majority vote, that the Funds implement an appropriate response to evidence of a material violation, and (B) inform the Funds' chief legal officer and chief executive officer and their Board of Directors of the results of any such investigation and the appropriate remedial measures to be adopted; and

      (c) have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event that the Funds fail in any material respect to implement an appropriate response that the Committee has recommended the Funds to take.

7. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the power to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel related to the Funds and the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

8. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors. The full Board of Directors shall approve this charter at least annually.

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS


TIME:
Tuesday, October 28, 2003
at 10:00 a.m.

PLACE:
800 Nicollet Mall
3rd Floor
Minneapolis, Minnesota

IMPORTANT:
Please date and sign your
proxy card and return it promptly
using the enclosed reply envelope.


                                             Book 2

                                             Cusip Numbers:
                                             030098-10-7
                                             030099-10-5
                                             03009T-10-1
                                             029570-10-8

                                             USBAM2-PS-03

                                   DETACH HERE

                    AMERICAN STRATEGIC INCOME PORTFOLIO INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Mark S. Jordahl, Robert H. Nelson and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Strategic Income Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on October 28, 2003, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.

 IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?
________________________________          __________________________________
________________________________          __________________________________
________________________________          __________________________________

AMERICAN STRATEGIC INCOME
PORTFOLIO INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                 YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY

VOTE-BY-INTERNET                                VOTE-BY-TELEPHONE
                                       OR
Log on to the Internet and go to                Call toll-free
http://www.eproxyvote.com/asp                   1-877-PRX-VOTE (1-877-779-8683)

  If you vote over the Internet or by telephone, please do not mail your card.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

/X/  Please mark
     votes as in
     this example

1. To elect all nominees listed below (except as marked to the contrary below).

     (01) Benjamin R. Field, (02) Mickey P. Foret, (03) Roger A. Gibson, (04) Victoria J. Herget, (05) Leonard W. Kedrowski, (06) Richard K. Riederer,
     (07) Joseph D. Strauss, (08) Virginial L. Stringer, and (09) James M. Wade


                                                VOTE
       FOR                                    WITHHELD
       ALL     / /                     / /    FROM ALL
     NOMINEES                                 NOMINEES


FOR ALL   / /_______________________________________________________
NOMINEES  (INSTRUCTION: To withhold authority to vote for any individual
EXCEPT    nominees, write that nominee's name in the space provided above.)

--------------------------------------------------------------------------------

                            AMERICAN STRATEGIC INCOME
                                 PORTFOLIO INC.

--------------------------------------------------------------------------------


2.   To ratify the selection of
     Ernst & Young LLP as                  FOR   AGAINST  ABSTAIN
     independent public                    / /     / /      / /
     accountants for the Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment           / /
has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.


Shareholder                             Co-owner
sign here:               Date:          sign here:               Date:
          --------------      ---------           --------------      ---------

                                   DETACH HERE

                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--II

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Mark S. Jordahl, Robert H. Nelson and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Strategic Income Portfolio Inc.--II (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on October 28, 2003, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.

 IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?
________________________________          __________________________________
________________________________          __________________________________
________________________________          __________________________________

AMERICAN STRATEGIC INCOME
PORTFOLIO INC.--II
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                 YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY

VOTE-BY-INTERNET                                VOTE-BY-TELEPHONE
                                       OR
Log on to the Internet and go to                Call toll-free
http://www.eproxyvote.com/bsp                   1-877-PRX-VOTE (1-877-779-8683)

  If you vote over the Internet or by telephone, please do not mail your card.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

/X/  Please mark
     votes as in
     this example

1. To elect all nominees listed below (except as marked to the contrary below).

     (01) Benjamin R. Field, (02) Mickey P. Foret, (03) Roger A. Gibson, (04) Victoria J. Herget, (05) Leonard W. Kedrowski, (06) Richard K. Riederer,
     (07) Joseph D. Strauss, (08) Virginial L. Stringer, and (09) James M. Wade


                                                VOTE
       FOR                                    WITHHELD
       ALL     / /                     / /    FROM ALL
     NOMINEES                                 NOMINEES


FOR ALL   / /_______________________________________________________
NOMINEES  (INSTRUCTION: To withhold authority to vote for any individual
EXCEPT    nominees, write that nominee's name in the space provided above.)

--------------------------------------------------------------------------------

                            AMERICAN STRATEGIC INCOME
                               PORTFOLIO INC.--II

--------------------------------------------------------------------------------


2.   To ratify the selection of
     Ernst & Young LLP as                  FOR   AGAINST  ABSTAIN
     independent public                    / /     / /      / /
     accountants for the Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment           / /
has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.


Shareholder                             Co-owner
sign here:               Date:          sign here:               Date:
          --------------      ---------           --------------      ---------

                                   DETACH HERE

                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--III

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Mark S. Jordahl, Robert H. Nelson and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Strategic Income Portfolio Inc.--III (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on October 28, 2003, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.

 IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?
________________________________          __________________________________
________________________________          __________________________________
________________________________          __________________________________

AMERICAN STRATEGIC INCOME
PORTFOLIO INC.--III
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                 YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY

VOTE-BY-INTERNET                                VOTE-BY-TELEPHONE
                                       OR
Log on to the Internet and go to                Call toll-free
http://www.eproxyvote.com/csp                   1-877-PRX-VOTE (1-877-779-8683)

  If you vote over the Internet or by telephone, please do not mail your card.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

/X/  Please mark
     votes as in
     this example

1. To elect all nominees listed below (except as marked to the contrary below).

     (01) Benjamin R. Field, (02) Mickey P. Foret, (03) Roger A. Gibson, (04) Victoria J. Herget, (05) Leonard W. Kedrowski, (06) Richard K. Riederer,
     (07) Joseph D. Strauss, (08) Virginial L. Stringer, and (09) James M. Wade


                                               VOTE
       FOR                                    WITHHELD
       ALL     / /                     / /    FROM ALL
     NOMINEES                                 NOMINEES


FOR ALL   / /_______________________________________________________
NOMINEES  (INSTRUCTION: To withhold authority to vote for any individual
EXCEPT    nominees, write that nominee's name in the space provided above.)

--------------------------------------------------------------------------------

                            AMERICAN STRATEGIC INCOME
                               PORTFOLIO INC.--III

--------------------------------------------------------------------------------


2.   To ratify the selection of
     Ernst & Young LLP as                  FOR   AGAINST  ABSTAIN
     independent public                    / /     / /      / /
     accountants for the Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment           / /
has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.


Shareholder                             Co-owner
sign here:               Date:          sign here:               Date:
          --------------      ---------           --------------      ---------

                                   DETACH HERE

                         AMERICAN SELECT PORTFOLIO INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Mark S. Jordahl, Robert H. Nelson and Jeffery M. Wilson and each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Select Portfolio Inc. (the "Fund"), held by the undersigned at the annual meeting of shareholders of the Fund to be held on October 28, 2003, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL ITEMS. UPON ALL OTHER MATTERS THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

    PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.

 IMPORTANT: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians, and others signing in a representative capacity should give their full title as such.

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?
________________________________          __________________________________
________________________________          __________________________________
________________________________          __________________________________

AMERICAN SELECT PORTFOLIO INC.
C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                 YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY

VOTE-BY-INTERNET                                VOTE-BY-TELEPHONE
                                       OR
Log on to the Internet and go to                Call toll-free
http://www.eproxyvote.com/sla                   1-877-PRX-VOTE (1-877-779-8683)

  If you vote over the Internet or by telephone, please do not mail your card.

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

/X/  Please mark
     votes as in
     this example

1. To elect all nominees listed below (except as marked to the contrary below).

     (01) Benjamin R. Field, (02) Mickey P. Foret, (03) Roger A. Gibson, (04) Victoria J. Herget, (05) Leonard W. Kedrowski, (06) Richard K. Riederer,
     (07) Joseph D. Strauss, (08) Virginial L. Stringer, and (09) James M. Wade


                                                VOTE
       FOR                                    WITHHELD
       ALL     / /                     / /    FROM ALL
     NOMINEES                                 NOMINEES


FOR ALL   / /_______________________________________________________
NOMINEES  (INSTRUCTION: To withhold authority to vote for any individual
EXCEPT    nominees, write that nominee's name in the space provided above.)

--------------------------------------------------------------------------------

                         AMERICAN SELECT PORTFOLIO INC.

--------------------------------------------------------------------------------


2.  To ratify the selection of
    Ernst & Young LLP as                   FOR   AGAINST  ABSTAIN
    independent public                     / /     / /      / /
    accountants for the Fund.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Mark box at right if an address change or comment           / /
has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.


Shareholder                             Co-owner
sign here:               Date:          sign here:               Date:
          --------------      ---------           --------------      ---------

                                        2